Exhibit 10.2

         The Trust Agreement is incorporated by reference from the Company's Form 10K filed with the Commission for the period ending December 31, 2000. The four additional Trust Agreements are substantially identical in all material respects to the filed Trust Agreement except as follows:

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Aircraft (Tail No.)  Closing Date            Owner Participant

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N362ML*              October 19, 2000        Silvermine River Finance One, Inc.

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N363ML               November 29, 2000       Aircraft Services Corporation

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N364ML               January 30, 2001        Aircraft Services Corporation

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N365ML               March 19, 2001          Aircraft Services Corporation

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N366ML               April 19, 2001          Castle Harbour-I Limited- Liability
                                             Company

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*   Filed document